EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 4/1/09 through 4/30/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: May 29, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

 TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2009

Unaudited – For Internal Use Only
	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$502,357	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	12,124,177
RESTRICTED CASH	255,190
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	1,977,797	9,107
DUE FROM AFFILIATE	472,178,065
PREPAID EXPENSES	2,324,587
DEPOSITS AND OTHER ASSETS	5,307,637	25,961
INVESTMENTS IN SUBSIDIARIES	(198,150,602)		(62,820,033)	(58,433,971)	(31,071,449)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,716,939

TOTAL ASSETS	$302,734,853	$1,504,519	$(62,820,033)	$(58,433,971)	$(31,071,449)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$170,339,412	$-	$-	$-	$-
ACCRUED INTEREST	6,313,249
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	2,067,702
DUE TO AFFILIATE	369,055,699
ACCOUNTS PAYABLE AND OTHER LIABILITIES	22,373,100	117,474
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	570,149,161	117,474	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(267,414,309)	1,387,045	(62,820,033)	(58,433,971)	(31,071,449)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$302,734,853	$1,504,519	$(62,820,033)	$(58,433,971)	$(31,071,449)

	(206,821,068)	RE of consolidated subs
	8,670,466	Investment in Keane Stud
	(198,150,602)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,008,761)	14,770	(1,602)	(158,634)	(4,060,809)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,008,761)	$14,770	$(1,602)	$(158,634)	$(4,060,809)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,008,761)	14,770	(1,602)	(158,634)	(4,060,809)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,008,761)	$14,770	$(1,602)	$(158,634)	$(4,060,809)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$18,460,800	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,450,086	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,149,524)	-

NET RENTAL REAL ESTATE	-	-	-	29,309,686	-

CASH AND CASH EQUIVALENTS		300	-	380,828	-
RESTRICTED CASH		-	-	47,668	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	13,296	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,553,214	-	-	-
PREPAID EXPENSES		-	-	28,991	-
DEPOSITS AND OTHER ASSETS		-	-	24,475	-
INVESTMENTS IN SUBSIDIARIES	11,575	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	26,182

TOTAL ASSETS	$11,575	$1,553,514	$18,460,800	$29,804,945	$3,235,533

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	418,288	1,048,266	198,550
ACCRUED PROPERTY TAXES		1,869	155,797	106,388	-
ACCOUNTS PAYABLE TRADE		4,610	45,674	226,707	-
DUE TO AFFILIATE		-	37,771,825	3,757,700	9,436,792
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,146,009	230,758
TENANT SECURITY DEPOSITS		-	-	88,539	-

TOTAL LIABILITIES	-	76,480	49,026,835	47,832,105	13,466,099

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	11,575	1,477,034	(30,566,036)	(18,027,161)	(10,230,565)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$11,575	$1,553,514	$18,460,800	$29,804,945	$3,235,533

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$65,496	$3,898,501	$10,809,541	$7,770,202	$254,386

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,008
RESTRICTED CASH	507,411	20,366	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	692,417	-	-	8,444,532
PREPAID EXPENSES	-	100,000	-	-	-
DEPOSITS AND OTHER ASSETS	-	402,467	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	23,058	12,000	-	-

TOTAL ASSETS	$572,907	$5,136,884	$10,821,577	$7,775,220	$8,699,960

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$2,861,491	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	137,950	213,798	770,678	-
ACCRUED PROPERTY TAXES	-	244,303	24,249	307,408	187,533
ACCOUNTS PAYABLE TRADE	99,623	17,683	5,178	4,875	7,942
DUE TO AFFILIATE	41,779,600	-	6,324,509	12,688,149	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	854,012	717,990	353,844	-	182,798
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	42,733,236	3,979,417	10,821,577	22,741,110	378,273

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(42,160,329)	1,157,467	-	(14,965,890)	8,321,687

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$572,907	$5,136,884	$10,821,577	$7,775,220	$8,699,960

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$77,741,712	$-	$-	$-

LAND	815,237	-	2,535,600	3,464,400	-
BUILDING IMPROVEMENTS	3,814,019	-	27,592,053	1,812,369	-
LESS: ACCUMULATED DEPRECIATION	(1,299,683)	-	(485,730)	(1,061)	-

NET RENTAL REAL ESTATE	3,329,573	-	29,641,923	5,275,709	-

CASH AND CASH EQUIVALENTS	38,878	523,645	280,151	25,150	-
RESTRICTED CASH	-	236,198	163,585	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	48,206	13,385	3,911	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	61,558	23,008	36,932	-	-
DEPOSITS AND OTHER ASSETS	15,589	9,248	29,154	243	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	291,018	15,326	-	-

TOTAL ASSETS	$3,493,804	$78,838,213	$30,170,981	$5,301,102	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$3,539,677	$66,793,680	$22,899,761	$5,589,164	$-
ACCRUED INTEREST	298,390	630,429	1,784,636	445,798	-
ACCRUED PROPERTY TAXES	100,695	-	192,974	16,148	-
ACCOUNTS PAYABLE TRADE	61,219	628,096	138,902	127,127	-
DUE TO AFFILIATE	2,592,266	8,158,641	7,913,069	4,953,114	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	419,366	3,490,309	1,516,269	508,870	-
TENANT SECURITY DEPOSITS	27,335	145,819	87,804	3,938	-

TOTAL LIABILITIES	7,038,947	79,846,974	34,533,413	11,644,159	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(3,545,144)	(1,008,761)	(4,362,433)	(6,343,057)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$3,493,804	$78,838,213	$30,170,981	$5,301,102	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$109,019,244	$7,755,544	$239,487,134

LAND	71,198,168		88,022,530
BUILDING IMPROVEMENTS	440,027,369		494,695,895
LESS: ACCUMULATED DEPRECIATION	(118,404,867)		(122,340,864)

NET RENTAL REAL ESTATE	392,820,670	-	460,377,560

CASH AND CASH EQUIVALENTS	341,666	118,782	13,834,735
RESTRICTED CASH	14,006,878		15,237,294
GOODWILL	-		2,692,343
ACCOUNTS RECEIVABLE BASE RENT	256,734	(4,052)	331,479
MISCELLANEOUS ACCOUNTS RECEIVABLE	89,169	28,018	2,104,092
DUE FROM AFFILIATE	118,384,864	(628,430,763)	-
PREPAID EXPENSES	1,386,780	(34,638)	3,927,218
DEPOSITS AND OTHER ASSETS	934,912	(25,961)	6,728,739
INVESTMENTS IN SUBSIDIARIES	-	364,349,983	8,670,466
DEFERRED TAX ASSET	-		1,275,812
DEFERRED FINANCING EXPENSES	4,998,922		9,083,445

TOTAL ASSETS	$642,239,839	$(256,243,086)	$763,750,318

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$599,437,447	$-	$937,079,526
ACCRUED INTEREST	9,121,454		21,381,485
ACCRUED PROPERTY TAXES	2,395,285	302,911	4,035,559
ACCOUNTS PAYABLE TRADE	1,159,654	8	4,595,002
DUE TO AFFILIATE	65,789,910	(570,221,274)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	13,317,887	(426,517)	47,817,019
TENANT SECURITY DEPOSITS	2,366,501	6,123	2,726,059

TOTAL LIABILITIES	693,588,137	(570,338,748)	1,017,634,650

MINORITY INTEREST	-	13,529,973	13,529,973

SHAREHOLDERS' DEFICIT	(51,348,298)	300,565,689	(267,414,305)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$642,239,839	$(256,243,086)	$763,750,318

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
Year to Date Ending April 30, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	100,437	328,176

Total revenue	100,437	328,176	-	-	-

Expenses:
Cost of sales	-	-
Property operations	-	-
Depreciation	-	-
Provision for losses	1,400,000	-
General and administrative	7,082,656	448,113

Total expenses	8,482,656	448,113	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(12,770,756)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	121,059	-
Interest expense	(2,657,407)	-
Gain (loss) on extinguishment of debt	-	-
Gain on debt forgiveness	-	-
Gain (loss) on sale of real estate	-	-
Litigation, settlements, and other claims	3,250,000	-

Total other income and (expenses)	(12,057,104)	-	-	-	-

Income tax expense	(14,225)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(20,453,548)	$(119,937)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
Year to Date Ending April 30, 2009
(Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain on debt forgiveness
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
Year to Date Ending April 30, 2009
(Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	1,156,899	-

Total revenue	-	89,900	-	1,156,899	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	39,505	618,692	84,688
Depreciation		-	-	191,112	-
Provision for losses		-	-	-	-
General and administrative		741	-	-	691,611

Total expenses	-	111,700	39,505	809,804	776,299

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(219,583)	(586,936)	(168,624)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain on debt forgiveness		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(219,583)	(586,936)	(168,624)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(21,800)	$(259,088)	$(239,841)	$(944,922)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
Year to Date Ending April 30, 2009
(Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC	Orlando Central Park Tarragon, L.L.C.
Revenue:
Sales	$18,560,400	$169,340	$-	$-	$231,377	$-
Rental and other	-	-	-	5,709	-	110,180

Total revenue	18,560,400	169,340	-	5,709	231,377	110,180

Expenses:
Cost of sales	18,149,150	3,947,410	-	-	416,563	-
Property operations	114,579	114,788	-	77,575	(134,586)	235,121
Depreciation	-	-	-	-	-	57,898
Provision for losses	-	-	-	-	-	-
General and administrative	68,010	57,183	-	3,656	2,523	-

Total expenses	18,331,739	4,119,381	-	81,230	284,500	293,019

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-	-
Interest income	-	-	-	-	-	-
Interest expense	43,634	(134,304)	-	(746,036)	-	(176,926)
Gain (loss) on extinguishment of debt	-	-	-	-	-	-
Gain on debt forgiveness	613,681	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-	45,713
Litigation, settlements, and other claims	-	-	-	-	-	-

Total other income and (expenses)	657,315	(134,304)	-	(746,036)	-	(131,214)

Income tax expense	-	-	-	-	-	-

Discontinued operations	-	-	-	-	-	-

Net income (loss)	$885,976	$(4,084,345)	$-	$(821,557)	$(53,123)	$(314,052)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
Year to Date Ending April 30, 2009
(Continued)
Unaudited - For Internal Use Only

	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Non-Filing Entities Combined
Revenue:
Sales	$-	$-	$-	$1,448,980
Rental and other	-	955,865	58,380	24,925,514

Total revenue	-	955,865	58,380	26,374,494

Expenses:
Cost of sales	-	-	-	1,569,549
Property operations	224,476	387,973	33,288	13,632,732
Depreciation	-	247,786	807	4,448,401
Provision for losses	-	-	-	-
General and administrative	19,505	-	73,709	803,657

Total expenses	243,981	635,759	107,804	20,454,340

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	207,102
Interest income	-	-	-	117
Interest expense	(758,540)	(615,053)	(149,561)	(12,767,984)
Gain (loss) on extinguishment of debt	-	-	-	(123,888)
Gain on debt forgiveness	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	1,462,886
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(758,540)	(615,053)	(149,561)	(11,221,767)

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,002,521)	$(294,946)	$(198,985)	$(5,301,613)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
Year to Date Ending April 30, 2009
(Continued)
Unaudited - For Internal Use Only

	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$-	$-	$20,499,997
Rental and other	(310,437)	(22,178)	27,308,546

Total revenue	(310,437)	(22,178)	47,808,542

Expenses:
Cost of sales	-	-	24,166,839
Property operations	-	(123,406)	15,332,218
Depreciation	-	-	4,946,004
Provision for losses	-	-	1,400,000
General and administrative	381,286	-	9,632,648

Total expenses	381,286	(123,406)	55,477,709

Other income and (expenses):
Equity in loss of subsidiaries	12,770,756	-	0
Minority interest income of partnerships and joint ventures	-	-	207,102
Interest income	-	-	121,177
Interest expense		12,353	(18,924,967)
Gain (loss) on extinguishment of debt	-	123,888	(0)
Gain on debt forgiveness	-	-	613,681
Gain (loss) on sale of real estate	-	(1,462,886)	45,713
Litigation, settlements, and other claims	-	-	3,250,000

Total other income and (expenses)	12,770,756	(1,326,645)	(14,687,295)

Income tax expense	-	-	(14,225)

Discontinued operations	-	1,225,417	1,225,417

Net income (loss)	$12,079,034	$1	$(21,145,269)

TARRAGON CORPORATION
CASH FLOW FOR APRIL 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	3/31/09	Receipts	Disbursements	Disbursements	Transfers	4/30/09
Tarragon Corporation	10,542,304	5,221,511	(2,659,649)	(1,887,680)	907,689	12,124,175

Filing entities:
Rentals:
Aldridge Apartments	237,703	250,528	(208,080)	-	-	280,151
Stonecrest Apartments	9,826	19,411	(4,087)	-	-	25,150
Orlando Central Park	57,126	31,051	(39,365)	-	(9,933)	38,879
Bermuda Island	501,382	321,508	(442,061)	-	-	380,829
800 Madison	293,981	220,738	8,926	-	-	523,645

Condo developments:
One Hudson Park	1,008	-	-	-	-	1,008
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	300	-	-	-	-	300
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities	368,178	1,286,514	296,489	-	(897,756)	460,448
Total Company	12,011,958	7,351,262	(3,640,805)	(1,887,680)	-	13,834,735

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2009			4/30/2009	3/31/2009			4/30/2009	3/31/09	4/30/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,794,483	$136,970	$192,326	$16,739,126	$(16,823,189)	$221,617	$137,555	$(16,739,127)	$(28,707)	$(1)
One Hudson Park	(8,504,301)	59,753	0	(8,444,548)	8,504,284	150	59,903	8,444,531	(17)	(17)
Orlando Central Park	2,545,350	1,778	0	2,547,128	(2,590,488)	278,141	279,919	(2,592,266)	(45,138)	(45,138)
Block 88-TRI	14,498,032	38,091	14,821	14,521,302	(14,498,032)	14,821	38,091	(14,521,302)	0	0
Twelve Oaks at Fenwick Plantation	(2,661,528)	0	347	(2,661,875)	2,573,448	347	0	2,573,795	(88,080)	(88,080)
Trio East	9,434,087	2,705	0	9,436,792	(9,436,785)	7	15	(9,436,793)	(2,698)	(1)
Trio West	41,630,543	189,550	5,683	41,814,410	(41,598,021)	63,079	244,658	(41,779,600)	32,522	34,810
Aldridge Apartments	7,971,757	2	9,366	7,962,393	(7,922,433)	23,378,475	23,369,111	(7,913,069)	49,324	49,324
Stonecrest Apartments	4,953,625	0	541	4,953,084	(4,953,655)	5,704,372	5,703,831	(4,953,114)	(30)	(30)
Central Square	12,680,975	56,679	49,505	12,688,149	(12,684,493)	53,023	56,679	(12,688,149)	(3,518)	0
Orion Towers	44,314,111	443	80,264	44,234,290	(44,314,111)	80,264	443	(44,234,290)	0	0
Bermuda Island	3,776,782	0	12,677	3,764,105	(3,770,377)	12,677	0	(3,757,700)	6,405	6,405
Central Park at Lee Vista	866,646	26,245	892,891	0	(892,981)	892,891	0	0	(26,245)	0
900 Monroe	7,997,944	22,892	17,813	8,003,023	(7,997,944)	18,851	23,929	(8,003,022)	0	1

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2009			4/30/2009	3/31/2009			4/30/2009	3/31/09	4/30/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Fund Level	$0	$19,247,191	$19,247,191	$0	$0	$0	$0	$0	$0	$0
Sold Property Expenses	(820,524)	15,205	3,411	(808,730)	820,524	3,411	15,205	808,730	0	0
301 Route 17 (aka Meadows)	3,307	0	0	3,307	0	0	0	0	3,307	3,307
Ansonia	44,738,147	5,476,147	3,352,429	46,861,865	(44,751,764)	3,297,145	5,410,246	(46,864,865)	(13,617)	(3,000)
Ansonia - Consolidations	(11,143,776)	0	0	(11,143,776)	11,143,776	0	0	11,143,776	0	0
Sold Property Expenses For Sale Props	1,122,267	9,413	54,498	1,1077,182	(1,122,267)	54,498	9,413	(1,077,182)	0	0
Sold Property Expenses Cont Ops	41,304	1,289	24,033	18,560	(41,304)	24,033	1,289	(18,560)	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	5,099,769	61,338	52,393	5,108,714	(5,099,769)	52,393	61,338	(5,108,714)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
100 East Las Olas	3,722,917	8,596,229	12,319,146	0	(3,722,917)	12,319,146	8,596,229	0	0	0
Uptown Village - Commercial	633,517	0	633,517	0	(633,517)	633,517	0	0	0	0
Uptown Village - For Sale	8,961,951	634,141	0	9,596,092	(8,962,054)	102	634,141	(9,596,093)	(103)	(1)
Mirabella	18,192,481	51,555	455,523	17,788,523	(18,177,647)	471,694	64,557	(17,770,240)	14,834	18,283
Belle Park	2,685,546	0	2,685,546	0	(2,655,123)	2,655,123	0	0	30,423	0
Alta Mar	(5,471,121)	227,378	125	(5,243,868)	5,469,403	33,244	258,779	5,243,868	(1,718)	0
Cobblestone at Eagle Harbor	1,421,066	76,083	6,019	1,491,130	(1,356,357)	30,977	135,581	(1,460,961)	64,709	30,169

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2009			4/30/2009	3/31/2009			4/30/2009	3/31/09	4/30/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Vintage at the Grove	13,115,718	180,528	339,114	12,957,132	(13,193,815)	369,505	204,242	(13,028,552)	(78,097)	(71,420)
Kennesaw Farms	1,407,308	1,597,270	3,004,578	0	(1,407,308)	3,004,578	1,597,270	0	0	0
Tradition at Palm Aire	23,135,091	0	5,524	23,129,567	(23,135,058)	6,894	1,370	(23,129,534)	33	33
Venetian Bay Village	(1,996,375)	11,747,845	9,751,470	0	1,996,375	9,751,470	11,747,845	0	0	0
Alexandria Place	(312,375)	312,375	0	0	312,375	0	312,375	0	0	0
Alexandria Pointe	(10,269)	10,269	0	0	10,269	0	10,269	0	0	0
Southridge Pointe	(27,778)	27,778	0	0	27,778	0	27,778	0	0	0
Wekiva Crest	188,802	0	188,802	0	(188,802)	188,802	0	0	0	0
Woods of Southridge	4,932	2,966	7,898	0	(4,932)	7,898	2,966	0	0	0
Forest Ridge	(377,565)	377,597	33	(1)	377,565	0	377,565	0	0	(1)
Smokey Mountain Ridge	0	340,453	340,453	0	0	340,453	340,453	0	0	0
Venetian Bay II	(584,137)	584,137	0	0	584,137	0	584,137	0	0	0
Merritt Stratford	2,210,617	0	0	2,210,617	(2,210,617)	0	0	(2,210,617)	0	0
Vista Grande	25,515,205	665	25,515,870	0	(25,515,205)	25,515,870	665	0	0	0
Vintage at the Parke	(124,244)	194,431	70,188	(1)	194,431	0	194,431	0	70,187	(1)
The Exchange	29,575,255	5,145	872	29,579,528	(29,543,385)	872	5,145	(29,547,658)	31,870	31,870
Villas at 7 Dwarfs	(5,813,426)	20,184	178,785	(5,972,027)	5,805,346	189,952	23,096	5,972,202	(8,080)	175
Deerwood	(2,142,570)	22,614,265	20,471,696	(1)	2,141,117	20,471,696	22,612,813	0	(1,453)	(1)
Lincoln Pointe	(67,142)	187,295	120,152	1	67,142	120,152	187,295	(1)	0	0
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,202,137)	0	3,344	(3,205,481)	3,205,481	0	0	3,205,481	3,344	0
The Yacht Club	(27,861,489)	33,804,543	5,943,054	0	27,861,539	5,943,004	33,804,543	0	50	0
Georgetown at Celebration	(18,185,449)	20,846,110	2,660,662	(1)	18,184,183	2,660,662	20,844,845	0	(1,266)	(1)
Vintage at Abacoa	(23,669,081)	325	8,579	(23,677,335)	23,438,359	0	0	23,438,359	(230,722)	(238,976)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2009			4/30/2009	3/31/2009			4/30/2009	3/31/09	4/30/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	(7,555,643)	227	0	(7,555,416)	7,555,643	0	227	7,555,416	0	0
1118 Adams	4,643,149	52,015	87,769	4,607,395	(4,598,010)	85,282	49,529	(4,562,257)	45,139	45,138
1118 Adams Parking, Inc.	90,609	7,583	7,772	90,420	(91,987)	7,802	7,583	(91,678)	(1,378)	(1,348)
1118 Adams Parking - Eliminations	(207,930)	0	7,583	(215,513)	207,930	7,583	0	215,513	0	0
20 North Water Street	9,704,019	866	2,800	9,702,085	(9,704,019)	2,800	866	(9,702,085)	0	0
Southampton Pointe	(2,191,826)	0	0	(2,191,826)	2,165,594	0	0	2,165,594	(26,232)	(26,232)
Monterra at Bonita Springs	4,739,636	71	4,739,706	1	(4,739,706)	4,739,706	0	0	(70)	1
Brooks, The	62	0	62	0	0	0	0	0	62	0
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	72,653	154,014	164,536	62,131	(82,679)	184,817	155,224	(53,086)	(10,026)	9,045
Bayfront	(883,748)	2,673,598	1,789,850	0	883,519	1,789,850	2,673,369	0	(229)	0
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Newport	(2,470)	2,470	0	0	0	0	0	0	(2,470)	0
Morningside	229,999	1,936	231,935	0	(231,935)	231,935	0	0	(1,936)	0
Fountainhead	(10,134,609)	10,134,609	0	0	10,130,007	0	10,130,007	0	(4,602)	0
Carlyle Towers	1,459,326	384,343	1,843,669	0	(1,462,870)	1,843,669	380,799	0	(3,544)	0
Courtyard at the Park	793,301	3,393	796,694	0	(796,694)	796,694	0	0	(3,393)	0
Cliffside Park	134,201	0	134,201	0	(134,201)	134,201	0	0	0	0
Desert Winds/Silver Creek	(12,023,664)	0	0	(12,023,664)	12,017,049	25	0	12,017,074	(6,615)	(6,590)
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Acadian Place	(62)	62	0	0	0	0	0	0	(62)	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2009			4/30/2009	3/31/2009			4/30/2009	3/31/09	4/30/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Madison at Park West	14,688	2,191	16,878	1	0	0	0	0	14,688	1
Mariner's Point	5,762,988	214	0	5,763,202	(5,757,893)	0	214	(5,758,107)	5,095	5,095
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,568,029)	500	0	(24,567,529)	24,567,529	0	0	24,567,529	(500)	0
Gables Floresta	(1,319,706)	1,301,624	0	(18,082)	1,301,624	0	1,301,624	0	(18,082)	(18,082)
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Promenade at Reflection Lakes	(119)	119	0	0	0	0	0	0	(119)	0
Ballantrae	1,984,988	0	2,409	1,982,579	(1,982,579)	0	0	(1,982,579)	2,409	0
Merritt 8 Corporate Park	(1,961,521)	0	0	(1,961,521)	1,974,842	0	0	1,974,842	13,321	13,321
Mohegan Hill	53,603,386	5,950	8,390	53,600,946	(53,603,386)	8,817	6,377	(53,600,946)	0	0
Mustang Creek	(376,515)	103,625	97,164	(370,054)	339,489	161,523	162,458	338,554	(37,026)	(31,500)
The Hamptons	(4,180,542)	4,860	1,867	(4,177,549)	4,180,542	1,867	4,860	4,177,549	0	0
Woodcreek - FL	(11,982,577)	205,002	149,674	(11,927,249)	11,985,686	165,646	214,895	11,936,437	3,109	9,188
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0
Oxford Place	(10,033,419)	0	0	(10,033,419)	10,070,382	0	0	10,070,382	36,963	36,963
Tuscany on the Intracoastal	(4,576,357)	9,922,507	5,346,150	0	4,567,431	5,345,825	9,913,256	0	(8,926)	0
WaterStreet at Celebration	(8,707,084)	13,927,581	5,220,498	(1)	8,698,713	5,220,498	13,919,210	1	(8,371)	0
Cason Estates	(14,189,077)	1,266	14,190,343	0	(14,190,343)	14,190,343	0	0	(1,266)	0
The Metropolitan	668,601	20,382,537	21,051,137	1	(668,362)	21,050,899	20,382,537	0	239	0
11 Mt Pleasant	14,637,143	3,777,373	0	18,414,516	(14,637,143)	0	3,777,373	(18,414,516)	0	0
33 Mt Pleasant	3,737,334	0	3,737,334	0	(3,737,334)	3,737,334	0	0	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2009			4/30/2009	3/31/2009			4/30/2009	3/31/09	4/30/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

French Villa	(2,847,045)	1,853	392	(2,845,584)	2,852,018	1,595	1,595	2,852,018	4,973	6,434
Southern Elms	(1,216,602)	38,491	54,060	(1,232,171)	1,215,597	59,687	44,933	1,230,351	(1,005)	(1,820)
Palm Court	(1,996,630)	1,996,630	0	0	1,992,112	0	1,992,112	0	(4,518)	0
Park Dale Gardens	(1,699,459)	0	0	(1,699,459)	1,674,574	0	0	1,674,574	(24,885)	(24,885)
Creekwood Village	(6,896,287)	0	0	(6,896,287)	6,897,468	0	0	6,897,468	1,181	1,181
Cross Creek	348,048	1,400	349,448	0	(349,448)	349,448	0	0	(1,400)	0
Kirklevington	849,667	207	849,875	(1)	(849,875)	849,875	0	0	(208)	(1)
Summit on the Lake	(2,481,380)	106,918	99,817	(2,474,279)	2,481,175	128,069	116,087	2,493,157	(205)	18,878
Regent, The	(1,857,885)	1,857,885	0	0	1,856,036	0	1,856,036	0	(1,849)	0
Forest Oaks - KY	422,123	612	422,735	0	(422,735)	422,735	0	0	(612)	0
Martin's Landing	(909,423)	909,423	0	0	908,534	0	908,534	0	(889)	0
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,111,972)	0	15,669	(12,127,641)	12,127,641	0	0	12,127,641	15,669	0
Harbor Green	(8,124,648)	24,682	817	(8,100,783)	8,092,703	1,634	26,755	8,067,582	(31,945)	(33,201)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
Knightsbridge at Stoneybrook	964,957	0	964,957	0	(961,255)	961,255	0	0	3,702	0
The Bordeaux	109,479	49,745	0	159,224	(159,224)	0	0	(159,224)	(49,745)	0
5600 Collins	(214,775)	1,859,422	1,644,647	0	222,285	1,637,137	1,859,422	0	7,510	0
Block 102 (Comm Ctr)	3,099,167	11,200	0	3,110,367	(3,099,167)	0	11,200	(3,110,367)	0	0
Block 106	9,096,492	10,825	1,057	9,106,260	(9,098,581)	6,245	16,012	(9,108,348)	(2,089)	(2,088)
Block 114	1,600,056	106,175	0	1,706,231	(1,612,118)	7,909	109,574	(1,713,783)	(12,062)	(7,552)
Block 104	(560,778)	194,242	0	(366,536)	555,326	5,916	194,706	366,536	(5,452)	0
Block 144	4,314,967	3,724	0	4,318,691	(4,314,976)	0	3,724	(4,318,700)	(9)	(9)
Block 112(MWH)	11,792,276	60,046	1,057	11,851,265	(11,792,339)	1,506	60,494	(11,851,327)	(63)	(62)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2009			4/30/2009	3/31/2009			4/30/2009	3/31/09	4/30/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Block 103	918,114	393,918	1,312,032	0	(918,114)	1,312,032	393,918	0	0	0
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,123,378)	74,386	101,650	(4,150,642)	4,117,595	111,223	73,530	4,155,288	(5,783)	4,646
Dogwood Hills	(1,902,159)	53,627	68,968	(1,917,500)	1,890,963	69,299	51,833	1,908,429	(11,196)	(9,071)
Groton Towers	(4,407,143)	102,621	146,899	(4,451,421)	4,405,413	147,754	102,286	4,450,881	(1,730)	(540)
Gull Harbor	(1,583,799)	55,390	44,895	(1,573,304)	1,568,191	61,077	49,309	1,579,959	(15,608)	6,655
Hamden Center	(2,531,274)	63,347	96,230	(2,564,157)	2,532,611	96,449	62,669	2,566,391	1,337	2,234
Lakeview	(2,603,092)	71,926	101,008	(2,632,174)	2,589,437	106,811	73,144	2,623,104	(13,655)	(9,070)
Nutmeg Woods	(11,098,159)	334,225	449,350	(11,213,284)	11,111,063	457,926	332,239	11,236,750	12,904	23,466
Ocean Beach	(12,366,142)	336,085	552,824	(12,582,881)	12,377,268	560,003	332,220	12,605,051	11,126	22,170
Parkview	(5,520,799)	178,719	272,988	(5,615,068)	5,555,843	249,155	151,449	5,653,549	35,044	38,481
Sagamore	(3,565,590)	151,918	240,742	(3,654,414)	3,566,270	242,941	143,624	3,665,587	680	11,173
Woodcliff	(19,047,646)	518,763	782,778	(19,311,661)	19,041,219	791,080	532,317	19,299,982	(6,427)	(11,679)
200 Fountain	2,554,773	143,938	229,393	2,469,318	(2,539,741)	228,863	142,907	(2,453,785)	15,032	15,533
278 Main	557,711	63,744	115,993	505,462	(553,849)	117,335	65,462	(501,976)	3,862	3,486
Club at Danforth	(10,649,616)	297,061	350,979	(10,703,534)	10,734,637	343,133	295,760	10,782,010	85,021	78,476
Forest Park	(3,806,202)	149,902	229,179	(3,885,479)	3,795,784	231,293	153,750	3,873,327	(10,418)	(12,152)
Heather Hill	(24,888,144)	448,685	597,739	(25,037,198)	24,963,579	588,841	437,819	25,114,601	75,435	77,403
Liberty Building	(5,801,418)	136,967	192,472	(5,856,923)	5,668,220	197,671	137,959	5,727,932	(133,198)	(128,991)
Links at Georgetown	(8,439,669)	336,692	438,556	(8,541,533)	8,615,491	441,192	326,196	8,730,487	175,822	188,954
Lofts at the Mills	4,402,059	401,062	616,175	4,186,946	(4,390,632)	613,824	411,507	(4,188,315)	11,427	(1,369)
River City	(6,293,193)	281,974	305,430	(6,316,649)	6,316,974	308,658	277,699	6,347,933	23,781	31,284

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2009
(Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2009			4/30/2009	3/31/2009			4/30/2009	3/31/09	4/30/09
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Villa Tuscany	(16,082,660)	0	0	(16,082,660)	15,972,034	0	0	15,972,034	(110,626)	(110,626)
Vintage at Legacy	(3,285,421)	176,985	359,215	(3,467,651	3,300,617	490,805	308,575	3,482,847	15,196	15,196
Vintage at Madison	(3,182,616)	152,226	198,906	(3,229,296)	3,188,580	193,150	144,599	3,237,131	5,964	7,835
Vintage at the Parke	(3,806,206)	275,490	253,939	(3,784,655)	3,594,487	270,646	205,756	3,659,377	(211,719)	(125,278)
Vintage at Plantation	(8,357,142)	256,726	297,664	(8,398,080)	8,430,822	288,286	245,151	8,473,957	73,680	75,877
Lakeview Mall	2,040,314	0	2,040,314	0	(2,039,025)	2,039,025	0	0	1,289	0
University Center	(349,376)	938,310	588,934	0	348,593	588,934	937,527	0	(783)	0
Mariner Plaza	(4,263,953)	0	0	(4,263,953)	4,260,662	0	0	4,260,662	(3,291)	(3,291)
Midway Mills Crossing	(4,329,953)	0	0	(4,329,953)	4,361,852	0	0	4,361,852	31,899	31,899
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	57,417	57,417	(4,303,241)	4,303,241	57,417	57,417	4,303,241	0	0
Shortfall Note Floresta Ald Stonecrest	(13,831,500)	0	0	(13,831,500)	13,831,500	0	0	13,831,500	0	0
	82,397,744	204,521,388	183,796,760	103,122,372	(82,682,883)	194,211,026	214,708,229	(103,180,086)	(285,139)	(57,714)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
April 30, 2009
GL Acct # 13383

Bank Balance 04/30/09	4,101,215.23
Add: Reconciling Items	-
Less: O/S Checks/Wires/Achs	-
Less: Check charges	-
Add: Void checks	-
Less: Misc Diff
Book Balance 04/30/09	4,101,215.23

TARRAGON CORPORATION
Fund Level
For the Month Ended April 30, 2009

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

X-XXX-XXX83-99				TRI Inv Div Fund Level TRI Fund Level
				Opening Balance 04/30/09				2,623,320.17
	JRNL00075037	BDO041009		*BDO SEIDMAN LLP	04/20/09		78,946.20
	JRNL00075037	1HUDSON040909		*ONE HUDSON PARK CONDO ASSOC INC	04/20/09		22,890.12
	JRNL00075061	GR11		*GRAY ROBINSON PA	04/23/09		360.00
	JRNL00075061	GR12		*GRAY ROBINSON PA	04/23/09		11,792.80
	JRNL00075061	GR10		*GRAY ROBINSON PA	04/23/09		444.40
	JRNL00075061	GR8		*GRAY ROBINSON PA	04/23/09		30.00
	JRNL00075061	GR9		*GRAY ROBINSON PA	04/23/09		30.00
	JRNL00075061	GR16		*GRAY ROBINSON PA	04/23/09		78.00
	JRNL00075061	GR17		*GRAY ROBINSON PA	04/23/09		6,966.00
	JRNL00075061	GR15		*GRAY ROBINSON PA	04/23/09		148.00
	JRNL00075061	GR13		*GRAY ROBINSON PA	04/23/09		140.00
	JRNL00075061	GR14		*GRAY ROBINSON PA	04/23/09		594.00
	JRNL00075061	GR1		*GRAY ROBINSON PA	04/23/09		20.00
	JRNL00075061	GR2		*GRAY ROBINSON PA	04/23/09		1,464.00
	JRNL00075061	GR041309		*GRAY ROBINSON PA	04/23/09		48.00
	JRNL00075061	DD033109		*DEVON DESIGN GROUP	04/23/09		32,100.87
	JRNL00075061	CW040109		*CUSHMAN & WAKEFIELD	04/23/09		21,000.00
	JRNL00075061	GR6		*GRAY ROBINSON PA	04/23/09		48.00
	JRNL00075061	GR7		*GRAY ROBINSON PA	04/23/09		40.00
	JRNL00075061	GR5		*GRAY ROBINSON PA	04/23/09		72.00
	JRNL00075061	GR3		*GRAY ROBINSON PA	04/23/09		7,210.00
	JRNL00075061	GR4		*GRAY ROBINSON PA	04/23/09		72,848.00
	JRNL00075105	04/23/09	EC	REC SIGNATURE MASTER TRF 04/23	04/25/09		192,819.40
	JRNL00075105	04/23/09	EC	REC SIGNATURE MASTER DEP 4/23	04/25/09	89,127.62
	JRNL00075104	04/22/09	EC	REC SIGNATURE MASTER TRF 04/22	04/25/09		215,914.85
	JRNL00075105	04/23/09	EC	Holland & Knight Jan and Feb Invoices	04/25/09	68,231.59
	JRNL00075106	04/24/09	EC	REC SIGNATURE MASTER TRF 04/24	04/25/09		5,535.81
	JRNL00075106	04/24/09	EC	REC SIGNATURE MASTER DEP 4/24	04/25/09	181,959.61
	JRNL00075105	04/23/09	EC	Gray Robinson Feb Invoices	04/25/09	88,570.54
	JRNL00075062	04/20/09	EC	REC SIGNATURE MASTER TRF 04/20	04/25/09		91,702.48
	JRNL00075062	04/20/09	EC	REC SIGNATURE MASTER DEP 4/20	04/25/09	184,878.81
	JRNL00075057	04/17/09	EC	REC SIGNATURE MASTER TRF 04/17	04/25/09		64,745.87
	JRNL00075069	04/21/09	EC	REC SIGNATURE MASTER DEP 4/21	04/25/09	151,052.98
	JRNL00075104	04/22/09	EC	REC SIGNATURE MASTER DEP 4/22	04/25/09	3,254,651.05

TARRAGON CORPORATION
Fund Level
For the Month Ended April 30, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00075101	04/23/09	EC	XFER TO SIG MASTER TO REIMB PR, MGMT FEE	04/25/09	487,000.00
	JRNL00075069	04/21/09	EC	REC SIGNATURE MASTER TRF 04/21	04/25/09		89,955.84
	JRNL00075172	04/30/09	EC	COLE, SHOTZ COSTS	04/25/09	8,887.85
	JRNL00075172	04/30/09	EC	COLE, SHOTZ CONSULTING FEES	04/25/09	216,162.40
	JRNL00075172	04/30/09	EC	REC SIGNATURE MASTER TRF 04/30	04/25/09		256,152.01
	JRNL00075271		EC	Recl Devon Design Group to 13383	04/25/09	32,100.87
	JRNL00075374		EC	TMI AP DISB - TTL TMI - Signature	04/25/09		338,287.91
	JRNL00075299	Apr 09	PJ	REC SIGNATURE T/F MASTER HB DISB	04/25/09		149,182.96
	JRNL00075297		EC	REC PAC WEST DISBURSEMENTS FUNDED - Sign	04/25/09		338,167.18
	JRNL00075161	04/28/09	EC	REC SIGNATURE MASTER DEP 4/28	04/25/09	120,202.76
	JRNL00075120	04/27/09	EC	REC SIGNATURE MASTER TRF 04/27	04/25/09		7,369.37
	JRNL00075120	04/27/09	EC	REC SIGNATURE MASTER DEP 4/27	04/25/09	222,199.46
	JRNL00075161	04/28/09	EC	REC SIGNATURE MASTER TRF 04/28	04/25/09		55,765.53
	JRNL00075172	04/30/09	EC	REC SIGNATURE MASTER DEP 4/30	04/25/09	38,807.00
	JRNL00075162	04/29/09	EC	REC SIGNATURE MASTER TRF 04/29	04/25/09		584,058.98
	JRNL00075162	04/29/09	EC	REC SIGNATURE MASTER DEP 4/29	04/25/09	4,776.44
	JRNL00075057	04/17/09	EC	REC SIGNATURE MASTER DEP 4/17	04/25/09	174,975.50
	JRNL00075047	04/07/09	EC	REC SIGNATURE MASTER DEP 4/07	04/25/09	135,640.82
	JRNL00075046	04/06/09	EC	REC SIGNATURE MASTER TRF 04/06	04/25/09		24,159.47
	JRNL00075046	04/06/09	EC	REC SIGNATURE MASTER DEP 04/06	04/25/09	292,297.69
	JRNL00075047	04/07/09	EC	REC SIGNATURE MASTER TRF 04/07	04/25/09		48,065.37
	JRNL00075051	04/09/09	EC	REC SIGNATURE MASTER DEP 4/09	04/25/09	246,857.34
	JRNL00075048	04/08/09	EC	REC SIGNATURE MASTER TRF 04/08	04/25/09		119,101.04
	JRNL00075048	04/08/09	EC	REC SIGNATURE MASTER DEP 4/08	04/25/09	28,123.51
	JRNL00075042	04/01/09	EC	Cushman & Wakefield valuations wire	04/25/09	21,000.00
	JRNL00075042	04/01/09	EC	REC SIGNATURE MASTER TRF 04/01	04/25/09		642,457.04
	JRNL00075042	04/01/09	EC	REC SIGNATURE MASTER DEP 4/01	04/25/09	122,857.22
	JRNL00075044	04/02/09	EC	REC SIGNATURE MASTER DEP 4/02	04/25/09	124,194.69
	JRNL00075045	04/03/09	EC	REC SIGNATURE MASTER TRF 04/03	04/25/09		7,929.56
	JRNL00075045	04/03/09	EC	REC SIGNATURE MASTER DEP 04/03	04/25/09	142,191.13
	JRNL00075044	04/02/09	EC	REC SIGNATURE MASTER TRF 04/02	04/25/09		9,569.65
	JRNL00075054	04/14/09	EC	REC SIGNATURE MASTER TRF 04/14	04/25/09		11,540.93
	JRNL00075054	04/14/09	EC	REC SIGNATURE MASTER DEP 4/14	04/25/09	3,414.41
	JRNL00075053	04/13/09	EC	Gray Robinson Invoices - wire	04/25/09	117,611.07

TARRAGON CORPORATION
Fund Level
For the Month Ended April 30, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00075055	04/15/09	EC	REC SIGNATURE MASTER DEP 4/15	04/25/09	13,660.70
	JRNL00075056	04/16/09	EC	REC SIGNATURE MASTER TRF 04/16	04/25/09		147,301.68
	JRNL00075056	04/16/09	EC	REC SIGNATURE MASTER DEP 4/16	04/25/09	10,308.24
	JRNL00075055	04/15/09	EC	REC SIGNATURE MASTER TRF 04/15	04/25/09		713,676.76
	JRNL00075052	04/10/09	EC	REC SIGNATURE MASTER DEP 4/10	04/25/09	38,027.25
	JRNL00075051	04/09/09	EC	OHP - HOA DUES	04/25/09	22,890.12
	JRNL00075051	04/09/09	EC	REC SIGNATURE MASTER TRF 04/09	04/25/09		293,772.77
	JRNL00075052	04/10/09	EC	REC SIGNATURE MASTER TRF 04/10	04/25/09		98,876.01
	JRNL00075053	04/13/09	EC	REC SIGNATURE MASTER TRF 04/13	04/25/09		168,314.47
	JRNL00075053	04/13/09	EC	REC SIGNATURE MASTER DEP 4/13	04/25/09	85,113.77
	JRNL00075052	04/10/09	EC	BDO Invoices - wire	04/25/09	78,946.20
	JRNL00075278	9994460EXP		*GRAY ROBINSON PA	04/30/09		542.02
	JRNL00075278	9994465EXP		*GRAY ROBINSON PA	04/30/09		2.00
	JRNL00075278	9994461EXP		*GRAY ROBINSON PA	04/30/09		13,857.20
	JRNL00075278	9994468EXP		*GRAY ROBINSON PA	04/30/09		7.80
	JRNL00075278	9994466EXP		*GRAY ROBINSON PA	04/30/09		32.34
	JRNL00075278	9994462EXP		*GRAY ROBINSON PA	04/30/09		516.89
	JRNL00075274	GR042309		*GRAY ROBINSON PA	04/30/09		88,570.54
	JRNL00075195	COLE043009		*COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	04/30/09		225,050.25
	JRNL00075190	HK042309		*HOLLAND & KNIGHT LLP	04/30/09		68,231.59
	JRNL00075278	9989196EXP		*GRAY ROBINSON PA	04/30/09		282.80
	JRNL00075278	9994467EXP		*GRAY ROBINSON PA	04/30/09		32.82
	JRNL00075278	9989195EXP		*GRAY ROBINSON PA	04/30/09		4.00

X-XXX-XXX83-99				Total TRI Inv Div Fund Level TRI Fund Level		6,806,718.64	5,328,823.58	4,101,215.23

X-XXX-XXX83-99				Total		6,806,718.64	5,328,823.58	4,101,215.23